Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

Bradley Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

Costa Brava Partnership III L.P. Roark, Rearden & Hamot, LLC Roark, Rearden & Hamot Capital Management, LLC Seth W. Hamot Douglas E. Linton John S. Ross

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On October 18, 2006, Costa Brava Partnership III L.P. commenced mailing a letter and additional materials to shareholders of Bradley Pharmaceuticals, Inc.  A copy of the letter and materials being sent to registered shareholders is filed herewith as Exhibit 1.  A copy of the letter and materials being sent to shareholders of Bradley Pharmaceuticals who do not hold their shares in registered names is filed herewith as Exhibit 2.

COSTA BRAVA PARTNERSHIP III L.P., ROARK, REARDEN & HAMOT, LLC, ROARK, REARDEN & HAMOT CAPITAL MANAGEMENT, LLC, SETH W. HAMOT, DOUGLAS E. LINTON AND JOHN S. ROSS (COLLECTIVELY, THE “PARTICIPANTS”) FILED A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON SEPTEMBER 29, 2006, TO BE USED TO SOLICIT VOTES FOR THE ELECTION OF ITS SLATE OF DIRECTOR NOMINEES AND CERTAIN BUSINESS PROPOSALS FOR USE AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS OF BRADLEY PHARMACEUTICALS, INC.  INFORMATION RELATING TO THE PARTICIPANTS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC.

STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

THE DEFINITIVE PROXY STATEMENT, FORM OF PROXY AND OTHER PROXY MATERIALS ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

Exhibit 1

LEADING INDEPENDENT PROXY ADVISORY FIRMS RECOMMEND THAT
SHAREHOLDERS OF BRADLEY PHARMACEUTICALS, INC. VOTE THE BLUE
PROXY CARD FOR COSTA BRAVA’S NOMINEES

October 18, 2006

Dear Fellow Shareholder:

          We are pleased to inform you that the country’s two leading independent proxy advisory firms have recommended that shareholders of Bradley Pharmaceuticals, Inc. (“Bradley”) vote the BLUE proxy card and support Costa Brava.  Hundreds of major institutional investment funds, mutual funds, and fiduciaries throughout the world rely on Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. (“Glass Lewis”) for their recommendations.  We welcome their support and hope that you will add your support by voting the enclosed BLUE proxy card today.  With just days until the Bradley annual meeting, we urge all shareholders to vote as promptly as possible.

          In its analysis, ISS concluded that, based on “corporate governance and compensation issues, poor stock performance prior to announcement of the proxy contest, financial transparency concerns and the potential of further board entrenchment, we recommend shareholders support two dissident nominees, namely Mr. Seth Hamot and Mr. Douglas Linton.”

          Glass Lewis agreed, stating that Costa Brava makes “a compelling showing of mismanagement on the part of the existing board members and provide[s] a realistic plan for improvement.”

          ISS determined several previous board actions were “indicative of poor board oversight.”  Glass Lewis concurred, stating that, “we are troubled by the litany of regulatory and legal issues that have surfaced over the past two years.  In our opinion, these problems were exacerbated by a lack of independent oversight given the two-tiered structure of the board.”

          ISS further asserted their belief that, “Mr. Seth Hamot and Mr. Douglas Linton would better represent shareholder interest,” while Glass Lewis determined “the new Costa Brava directors will hold management accountable for its stated initiatives to strengthen its internal controls and enhance shareholder value. . . .  In our opinion, such accountability has been lacking from the Bradley board of directors.”

          We are gratified that these two leading independent firms recognized the positive impact our nominees can have in giving a voice to ALL shareholders.  We expect to remain shareholders in Bradley Pharmaceuticals and, if elected, we fully intend to work with our fellow board members to improve Bradley’s corporate governance, tighten financial controls, lower product returns and maximize value for all shareholders.

          We are also pleased that both ISS and Glass Lewis recommended that Bradley shareholders vote FOR our other proposals, including the separation of the roles of Chair and CEO, adoption of a single class of common stock with equal voting rights, and reimbursement of our proxy solicitation expenses.

          Because the annual meeting is only days away, we urge you to vote your shares today.  Only your latest proxy counts, so even if you have already sent in a proxy to Bradley, you have every right to change your vote and support Costa Brava’s nominees with the BLUE proxy card.  We urge you to exercise your right to vote and vote the BLUE proxy today.

          If you have any questions about our campaign, we encourage you to call our proxy solicitors, MacKenzie Partners, Inc., toll-Free at 800-322-2885 or 212-929-5500 (call collect) or you may email your questions to savebradley@mackenziepartners.com.

          Thank you for your support.

Sincerely,

COSTA BRAVA PARTNERSHIP III, L.P.

COSTA BRAVA PARTNERSHIP III L.P., ROARK, REARDEN & HAMOT, LLC, ROARK, REARDEN & HAMOT CAPITAL MANAGEMENT, LLC, SETH W. HAMOT, DOUGLAS E. LINTON AND JOHN S. ROSS (COLLECTIVELY, THE “PARTICIPANTS”) FILED A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON SEPTEMBER 29, 2006, TO BE USED TO SOLICIT VOTES FOR THE ELECTION OF ITS SLATE OF DIRECTOR NOMINEES AND CERTAIN BUSINESS PROPOSALS FOR USE AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS OF BRADLEY PHARMACEUTICALS, INC.  INFORMATION RELATING TO THE PARTICIPANTS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC.

STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

THE DEFINITIVE PROXY STATEMENT, FORM OF PROXY AND OTHER PROXY MATERIALS ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

PLEASE VOTE TODAY

If you have any questions or need assistance in voting your BLUE proxy card, please call:

105 Madison Avenue
New York, New York 10016
savebradley@mackenziepartners.com
Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885

PROTECT YOUR INVESTMENT

VOTE YOUR SHARES TODAY

Bradley’s stock lost over 60% of its value in the 24 months preceding Costa Brava’s public announcement that it intended to nominate three truly independent directors to Bradley’s board.

During this same period, Bradley was the subject of an investigation by the Securities and Exchange Commission and an internal investigation, both in connection with financial controls and reporting.

In addition, Bradley’s disregard for the fundamentals of sound corporate governance caused it to receive a corporate governance ranking in the bottom 3.0% of all companies included in the S&P 600 in June 2006.

IT’S TIME FOR CHANGE!

We are asking for a minority of 3 out of 8 board seats.  We are not asking for control.  What we are asking for is a seat at the table.  With your support, we will provide a voice for ALL shareholders.

Please give us – and ALL shareholders – a voice at our company.  Vote the BLUE proxy.

Exhibit 2

LEADING INDEPENDENT PROXY ADVISORY FIRMS RECOMMEND THAT
SHAREHOLDERS OF BRADLEY PHARMACEUTICALS, INC. VOTE THE BLUE
PROXY CARD FOR COSTA BRAVA’S NOMINEES

October 18, 2006

Dear Fellow Shareholder:

          We are pleased to inform you that the country’s two leading independent proxy advisory firms have recommended that shareholders of Bradley Pharmaceuticals, Inc. (“Bradley”) vote the BLUE proxy card and support Costa Brava.  Hundreds of major institutional investment funds, mutual funds, and fiduciaries throughout the world rely on Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. (“Glass Lewis”) for their recommendations.  We welcome their support and hope that you will add your support by voting the enclosed BLUE proxy card today.  With just days until the Bradley annual meeting, we urge all shareholders to vote as promptly as possible by phone or internet by following the instructions on the enclosed BLUE proxy card.

          In its analysis, ISS concluded that, based on “corporate governance and compensation issues, poor stock performance prior to announcement of the proxy contest, financial transparency concerns and the potential of further board entrenchment, we recommend shareholders support two dissident nominees, namely Mr. Seth Hamot and Mr. Douglas Linton.”

          Glass Lewis agreed, stating that Costa Brava makes “a compelling showing of mismanagement on the part of the existing board members and provide[s] a realistic plan for improvement.”

          ISS determined several previous board actions were “indicative of poor board oversight.”  Glass Lewis concurred, stating that, “we are troubled by the litany of regulatory and legal issues that have surfaced over the past two years.  In our opinion, these problems were exacerbated by a lack of independent oversight given the two-tiered structure of the board.”

          ISS further asserted their belief that, “Mr. Seth Hamot and Mr. Douglas Linton would better represent shareholder interest,” while Glass Lewis determined “the new Costa Brava directors will hold management accountable for its stated initiatives to strengthen its internal controls and enhance shareholder value. . . .  In our opinion, such accountability has been lacking from the Bradley board of directors.”

          We are gratified that these two leading independent firms recognized the positive impact our nominees can have in giving a voice to ALL shareholders.  We expect to remain shareholders in Bradley Pharmaceuticals and, if elected, we fully intend to work with our fellow board members to improve Bradley’s corporate governance, tighten financial controls, lower product returns and maximize value for all shareholders.

          We are also pleased that both ISS and Glass Lewis recommended that Bradley shareholders vote FOR our other proposals, including the separation of the roles of Chair and CEO, adoption of a single class of common stock with equal voting rights, and reimbursement of our proxy solicitation expenses.

          Because the annual meeting is only days away, we urge you to vote your shares today by phone or internet by following the instructions on the enclosed BLUE proxy card.  Only your latest proxy counts, so even if you have already sent in a proxy to Bradley, you have every right to change your vote and support Costa Brava’s nominees with the BLUE proxy card.  We urge you to exercise your right to vote and vote the BLUE proxy today.

          If you have any questions about our campaign, we encourage you to call our proxy solicitors, MacKenzie Partners, Inc., toll-Free at 800-322-2885 or 212-929-5500 (call collect) or you may email your questions to savebradley@mackenziepartners.com.

          Thank you for your support.

Sincerely,

COSTA BRAVA PARTNERSHIP III, L.P.

COSTA BRAVA PARTNERSHIP III L.P., ROARK, REARDEN & HAMOT, LLC, ROARK, REARDEN & HAMOT CAPITAL MANAGEMENT, LLC, SETH W. HAMOT, DOUGLAS E. LINTON AND JOHN S. ROSS (COLLECTIVELY, THE “PARTICIPANTS”) FILED A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON SEPTEMBER 29, 2006, TO BE USED TO SOLICIT VOTES FOR THE ELECTION OF ITS SLATE OF DIRECTOR NOMINEES AND CERTAIN BUSINESS PROPOSALS FOR USE AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS OF BRADLEY PHARMACEUTICALS, INC.  INFORMATION RELATING TO THE PARTICIPANTS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC.

STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

THE DEFINITIVE PROXY STATEMENT, FORM OF PROXY AND OTHER PROXY MATERIALS ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

TIME IS SHORT AND YOUR VOTE IS IMPORTANT.

          To vote the BLUE PROXY for Costa Brava’s nominees and proposals at the upcoming Annual Meeting of Bradley Pharmaceuticals, we encourage you to submit your voting instructions by telephone of via the Internet:

          Please locate the 12-digit control number on the enclosed BLUE PROXY, and either:

1.          Call 1-800-454-8683

OR

2.          Go to www.proxyvote.com.

If you have any questions or need assistance in voting your shares, please call MacKenzie Partners, Inc. at (800) 322-2885 or (212) 929-5500 (call collect) or you can email questions to savebradley@mackenziepartners.com

PLEASE VOTE TODAY

If you have any questions or need assistance in voting your BLUE proxy card, please call:

105 Madison Avenue
New York, New York 10016
savebradley@mackenziepartners.com
Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885

PROTECT YOUR INVESTMENT

VOTE YOUR SHARES BY TELEPHONE OR INTERNET TODAY

Bradley’s stock lost over 60% of its value in the 24 months preceding Costa Brava’s public announcement that it intended to nominate three truly independent directors to Bradley’s board.

During this same period, Bradley was the subject of an investigation by the Securities and Exchange Commission and an internal investigation, both in connection with financial controls and reporting.

In addition, Bradley’s disregard for the fundamentals of sound corporate governance caused it to receive a corporate governance ranking in the bottom 3.0% of all companies included in the S&P 600 in June 2006.

IT’S TIME FOR CHANGE!

We are asking for a minority of 3 out of 8 board seats.  We are not asking for control.  What we are asking for is a seat at the table.  With your support, we will provide a voice for ALL shareholders.

Please give us – and ALL shareholders – a voice at our company.  Vote the BLUE proxy.